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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2004

JOSTENS IH CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	333-120386	90-0207604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5501 American Boulevard West Minneapolis, Minnesota (Address of principal executive offices)		55432 (Zip Code)

Registrant's telephone number, including area code: (952) 830-3300

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        On November 19, 2004, Jostens IH Corp. issued a press release regarding its financial results for the quarter and nine months ended October 2, 2004. A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference herein.

        The information contained in this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

  (a)
  Not applicable

  (b)
  Not applicable

  (c)
  Exhibits

  99
  Press release issued by Jostens IH Corp. dated November 19, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOSTENS IH CORP.
Date: November 19, 2004	/s/ PAUL B. CAROUSSO Paul B. Carousso Vice President, Finance

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Exhibit No.	Exhibit
99	Press release issued by Jostens IH Corp. dated November 19, 2004.

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SIGNATURES